      As filed with the Securities and Exchange Commission on July 1, 1997
                                                    Registration No. 333-_______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  EXCITE, INC.
             (Exact name of registrant as specified in its charter)

            CALIFORNIA                                    77-0378215
 (State or other jurisdiction of                       (I.R.S. employer
  incorporation or organization)                      identification no.)

                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                    (Address of principal executive offices)

                           1996 EQUITY INCENTIVE PLAN

                            (Full title of the plan)

                                 ROBERT C. HOOD
                EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                        AND CHIEF ADMINISTRATIVE OFFICER
                                  555 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063
                                 (415) 494-0600
 (Name, address and telephone number, including area code, of agent for service)

                                   COPIES TO:

                             Mark C. Stevens, Esq.
                            Jeffrey R. Vetter, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                          Palo Alto, California 94306

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                                       PROPOSED
                                    AMOUNT      PROPOSED MAXIMUM       MAXIMUM
   TITLE OF SECURITIES TO BE         TO BE       OFFERING PRICE       AGGREGATE         AMOUNT OF
          REGISTERED              REGISTERED        PER SHARE       OFFERING PRICE   REGISTRATION FEE
------------------------------------------------------------------------------------------------------
Common Stock, no par value ..    1,407,983        $  7.914(1)         $11,142,778(1)    $  3,377
------------------------------------------------------------------------------------------------------
Common Stock, no par value...    1,847,017        $ 14.219(2)         $26,262,736(2)    $  7,958
------------------------------------------------------------------------------------------------------
                 Total           3,255,000             N/A            $37,405,513       $ 11,335
======================================================================================================

(1) Estimated as of June 30, 1997 pursuant to Rule 457(h)(l) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of calculating the registration fee and based upon the weighted average exercise price of outstanding options.

(2) Estimated as of June 30, 1997 pursuant to Rule 457(c) of the Securities Act, solely for the purpose of calculating the registration fee and based on the average of the bid and asked price as of that date.


================================================================================

               Pursuant to General Instruction E of Form S-8, the Registration Statement is being filed to include an additional 3,255,000 shares of the Registrant's Common Stock covered by the Registrant's 1996 Equity Incentive Plan (the "Plan") as amended through June 23, 1997. The contents of the Registrant's Registration Statement on Form S-8 (SEC File No. 333-07625) previously filed with the Securities and Exchange Commission on July 3, 1996 with respect to the Plan are incorporated herein by reference.

ITEM 8. EXHIBITS

Exhibit No.                                   Description
-----------                                   -----------
   4.01               Registrant's Articles of Incorporation, as amended incorporated herein by reference to Registrant's Registration Statement on Form S-8, File No.
                      333-07625, filed with the Commission on July 3, 1996).

   4.02 Registrant's Bylaws (incorporated herein by reference to Registrant's Registration Statement on Form SB-2, File No.
                      333-2328-LA, initially filed with the Commission on March
                      11, 1996, and as subsequently amended through April 3, 1996 (the "Form SB-2")).

   4.03 Registrant's 1996 Equity Incentive Plan, as amended and related documents (incorporated herein by reference to Registrant's Registration Statement on Form S-1, File No.
                      333-22669, initially filed on March 3,1997, and as subsequently amended through June 5, 1997 (the "Form
                      S-1")).

   4.04               Form of Specimen Certificate for Registrant's Common Stock (incorporated herein by reference to the Form SB-2).

   4.05               Registrant's Restated and Amended Investor's Rights Agreement
                      (incorporated herein by reference to the Form SB-2).

   4.06               Amendment to Restated and Amended Investors' Rights
                      Agreement dated as of August 1,1996 (incorporated herein by reference to the Form S-1).

   4.07               Amendment to Restated and Amended Investors' Rights Agreement dated as of
                      November 25, 1996 (incorporated herein by reference to Registrant's Annual
                      Report on Form 10-K, File No. 0-28064, filed with the Commission on
                      March 31, 1997 (the "Form 10-K")).

   4.08               Registration Rights Agreement dated as of November 25, 1996 by and among the Registrant, America Online, Inc. and AOL Ventures, Inc. (incorporated herein by reference to the Form S-1).

   4.09               Voting Agreement dated as of November 25,1996 by and among the Registrant and certain shareholders (incorporated herein by reference to the Form
                      10-K).

   4.10               Letter Agreement dated as of November 25,1996 by and among certain shareholders of Registrant (incorporated herein by reference to the Form
                      10-K).

   5.01               Opinion of Fenwick & West LLP.

  23.01               Consent of Fenwick & West LLP (included in Exhibit 5.01).

  23.02               Consent of Ernst & Young LLP, independent auditors.

  23.03               Consent of Price Waterhouse LLP, independent accountants.

  24.01               Power of Attorney (see page II-3).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on the 26th day of June, 1997.


                                       EXCITE, INC.


                                       By:  /s/ Robert C. Hood
                                          --------------------------------------
                                            Robert C. Hood,
                                            Executive Vice President,
                                            Chief Administrative Officer
                                            and Chief Financial Officer

                                POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints George Bell and Robert C. Hood, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                              Title                        Date
          ---------                              -----                        ----


PRINCIPAL EXECUTIVE OFFICER
  AND DIRECTOR:

/s/  George Bell                        President, Chief Executive        June 26, 1997
----------------------------------      Officer and a Director
George Bell


PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER

/s/  Robert C. Hood                     Executive Vice President,         June 26, 1997
----------------------------------      Chief Administrative Officer
Robert C. Hood                          and Chief Executive Officer


ADDITIONAL DIRECTORS:

/s/  Joseph R. Kraus, IV                Director and Senior Vice          June 26, 1997
---------------------------------       President
Joseph R. Kraus, IV

/s/  Vinod Khosla                       Director                          June 26, 1997
---------------------------------
Vinod Khosla

/s/  Geoffrey Y. Yang                   Director                          June 26, 1997
---------------------------------
Geoffrey Y. Yang

/s/  Stephen M. Case                    Director                          June 26, 1997
---------------------------------
Stephen M. Case

/s/  Donn M. Davis                      Director                          June 26, 1997
---------------------------------
Donn M. Davis

                                 EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------
   4.01               Registrant's Articles of Incorporation, as amended incorporated herein by reference to Registrant's Registration Statement on Form S-8, File No.
                      333-07625, filed with the Commission on July 3, 1996).

   4.02 Registrant's Bylaws (incorporated herein by reference to Registrant's Registration Statement on Form SB-2, File No.
                      333-2328-LA, initially filed with the Commission on March
                      11, 1996, and as subsequently amended through April 3, 1996 (the "Form SB-2")).

   4.03 Registrant's 1996 Equity Incentive Plan, as amended and related documents (incorporated herein by reference to Registrant's Registration Statement on Form S-1, File No.
                      333-22669, initially filed on March 3,1997, and as subsequently amended through June 5, 1997 (the "Form
                      S-1")).

   4.04               Form of Specimen Certificate for Registrant's Common Stock (incorporated herein by reference to the Form SB-2).

   4.05               Registrant's Restated and Amended Investor's Rights Agreement
                      (incorporated herein by reference to the Form SB-2).

   4.06               Amendment to Restated and Amended Investors' Rights
                      Agreement dated as of August 1,1996 (incorporated herein by reference to the Form S-1).

   4.07               Amendment to Restated and Amended Investors' Rights Agreement dated as of
                      November 25, 1996 (incorporated herein by reference to Registrant's Annual
                      Report on Form 10-K, File No. 0-28064, filed with the Commission on
                      March 31, 1997 (the "Form 10-K")).

   4.08               Registration Rights Agreement dated as of November 25, 1996 by and among the Registrant, America Online, Inc. and AOL Ventures, Inc. (incorporated herein by reference to the Form S-1).

   4.09               Voting Agreement dated as of November 25,1996 by and among the Registrant and certain shareholders (incorporated herein by reference to the Form
                      10-K).

   4.10               Letter Agreement dated as of November 25,1996 by and among certain shareholders of Registrant (incorporated herein by reference to the Form
                      10-K).

   5.01               Opinion of Fenwick & West LLP.

  23.01               Consent of Fenwick & West LLP (included in Exhibit 5.01).

  23.02               Consent of Ernst & Young LLP, independent auditors.

  23.03               Consent of Price Waterhouse LLP, independent accountants.

  24.01               Power of Attorney (see page II-3).